Other Income, Net (Tables)	12 Months Ended
Dec. 31, 2016
Other Income, Net
Schedule of other income, net

	Year Ended December 31,
	2014	2015	2016
	$	$	$
Amortized discounts related to liability for exclusive rights	(52,922)	—	—
Unrealized gain on marketable securities	—	—	180,112
Foreign exchange gain	88,721	156,641	64,650
Others	—	133,398	374,988

Total	35,799	290,039	619,750